Scudder
Latin America Fund

Semiannual Report
April 30, 1997

Pure No-Load(TM) Funds

For investors seeking long-term growth of capital from a portfolio investing primarily in the securities of Latin American issuers.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER [LOGO]

                                Table of Contents

   2  In Brief

   3  Letter from the Fund's Chairman

   4  Performance Update

   5  Portfolio Summary

   6  Portfolio Management Discussion

   9  Investment Portfolio

  12  Financial Statements

  15  Financial Highlights

  16  Notes to Financial Statements

  20  Report of Independent Accountants

  24  Officers and Directors

  25  Investment Products and Services

  26  Scudder Solutions

                                    In Brief

o Scudder Latin America Fund provided a strong total return of 25.85% for the six-month period ended April 30, 1997.


o Brazil was the best performing Latin American stock market during the first half of the Fund's fiscal year, and was also the Fund's largest country weighting at the end of April, accounting for 49% of equity assets.

o We believe the outlook for the region is bright, as most Latin American countries are experiencing healthy growth with declining inflation, although underinvestment and low savings rates remain to be addressed over the longer-term.

                         2 -- Scudder Latin America Fund

                         Letter From the Fund's Chairman

Dear Shareholders,

     We are pleased to present the report for Scudder Latin America Fund for the semiannual period ended April 30, 1997. As outlined in the portfolio management discussion that follows, the Fund provided a strong total return over the six-month period of 25.85%. Healthy growth, declining inflation, and ongoing economic reform are providing a positive investment backdrop in many Latin American venues. We believe the Fund remains an attractive alternative for investors seeking exposure to the opportunities for capital appreciation over time to be found in the region.

     We are also pleased to share with you the following assessment from Morningstar, the fund rating service, of Scudder Latin America Fund. In their March 1997 analysis, they wrote: "Scudder Latin America Fund has delivered the goods in all types of weather. This offering boasts the best risk/reward profile of any Latin America stock fund. The fund not only has the best three-year return in its category, but it has been less volatile than all of its peers. Impressively, the fund's returns have landed in the top quintile of its category in every year since inception."

     For those of you who are interested in new products and services, we recently introduced the Scudder Pathway Series. Pathway simplifies investing through the "fund of funds" approach offering four distinct portfolios:
Conservative, Balanced, Growth, and International. Each portfolio invests in a select mix of Scudder Funds, providing flexibility, diversification, and simplicity for regular and retirement plan investors. For more complete information on Scudder products and services, please turn to page 25.

     Thank you for your continued investment in Scudder Latin America Fund. If you have questions about your account, please call our Investor Relations representatives at 1-800-225-2470; they will be happy to assist you. You can also obtain information by visiting our Internet web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce
     Daniel Pierce
     Chairman,
     Scudder Latin America Fund


                         3 -- Scudder Latin America Fund

PERFORMANCE UPDATE as of April 30, 1997
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                            Total Return
Period           Growth    --------------
Ended              of                Average
4/30/97         $10,000   Cumulative  Annual
------------------------------------------------
SCUDDER LATIN AMERICA FUND
------------------------------------------------
1 Year          $ 13,179    31.79%     31.79%
Life of Fund*   $ 22,820   128.20%     20.66%
------------------------------------------------
IFC LATIN AMERICA INVESTABLE TOTAL RETURN INDEX
------------------------------------------------
1 Year          $ 12,620     26.20%    26.20%
Life of Fund*   $ 16,926     69.26%    12.92%
------------------------------------------------
*The Fund commenced operations on December 8, 1992.
 Index comparisons begin December 31, 1992.
----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
----------------------------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

SCUDDER LATIN AMERICA FUND
Year            Amount
----------------------
12/92*         $10,000
4/93           $10,560
10/93          $14,728
4/94           $16,604
10/94          $19,651
4/95           $13,558
10/95          $13,567
4/96           $16,623
10/96          $17,407
4/97           $21,907

MORGAN STANLEY CAPITAL INTERNATIONAL
(MSCI) EUROPE INDEX
Year            Amount
----------------------
12/92*         $10,000
4/93           $10,047
10/93          $13,041
4/94           $15,042
10/94          $18,352
4/95           $11,760
10/95          $11,480
4/96           $13,412
10/96          $13,691
4/97           $16,926

The IFC Latin America Investable Total Return Index is prepared by International Finance Corporation. It is an unmanaged, market capitalization-weighted representation of stock performance in seven Latin American markets, and measures the returns of stocks that are legally and practically available to investors. Unlike Fund returns, Index returns do not reflect fees or expenses.

----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

                               1993*       1994         1995        1996         1997
                             -----------------------------------------------------------
NET ASSET VALUE.........    $ 13.20      $ 20.65      $ 16.21      $ 19.70      $ 25.65
INCOME DIVIDENDS........    $    --      $   .06      $    --      $   .15      $   .26
CAPITAL GAINS
DISTRIBUTIONS...........    $    --      $   .06      $   .73      $    --      $    --
FUND TOTAL RETURN (%)...      10.00        57.23       -18.34        22.60        31.79
INDEX TOTAL RETURN (%)..        .47        49.71       -21.85        14.04        26.20

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total returns for the life of Fund period would have been lower.



                         4 -- Scudder Latin America Fund

PORTFOLIO SUMMARY as of April 30, 1997
---------------------------------------------------------------------------
GEOGRAPHICAL
(Excludes 8% Cash Equivalents)
---------------------------------------------------------------------------
Brazil                             49%
Mexico                             28%
Argentina                          17%
Chile                               2%
Peru                                2%
Other                               2%
--------------------------------------
                                  100%
--------------------------------------
The Fund is overweighted in
Brazilian equities, at 49% of
equity assets.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
SECTORS
(Excludes 8% Cash Equivalents)
--------------------------------------------------------------------------
Consumer Staples                   24%
Communications                     19%
Energy                             16%
Financial                           9%
Utilities                           9%
Manufacturing                       8%
Metals & Minerals                   6%
Other                               9%
--------------------------------------
                                  100%
--------------------------------------
Many consumer-oriented
companies are positioned to
benefit from rising Latin
American incomes.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS
(42% of Portfolio)
--------------------------------------------------------------------------
1.   YPF S.A.
     Petroleum company in Argentina
2.   PETROLEO BRASILEIRO S.A.
     Petroleum company
3.   TELEFONOS DE MEXICO S.A. DE C.V.
     Telecommunication services
4.   TELECOMUNICACOES DE SAO PAULO S.A.
     Telecommunication services in Brazil
5.   COMPANHIA CERVEJARIA BRAHMA
     Leading beer producer and distributor in Brazil
6.   COMPANHIA ENERGETICA DE MINAS GERAIS
     Electric power utility in Brazil
7.   TELECOMUNICACOES BRASILEIRAS S.A.
     Telecommunication services
8.   BANCO ITAU S.A.
     Bank in Brazil
9.   KIMBERLY CLARK DE MEXICO S.A. DE C.V.
     Producer of consumer paper products
10.  COMPANHIA VALE DO RIO DOCE
     Mining and industrial complex in Brazil

Top holdings include energy
companies and other
infrastructure providers
supporting Latin American
growth.

For more complete details about the Fund's investment portfolio, see page 9. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.


                         5 -- Scudder Latin America Fund

                         Portfolio Management Discussion

Dear Shareholders,

Scudder Latin America Fund enjoyed a strong increase in its net asset value for the six months ended April 30, 1997. At that date, the Fund's net asset value per share was $25.65, up from $20.63 as of October 31, 1996, contributing to a total return of 25.85% for the semiannual period. The unmanaged International Finance Corporation's Latin America Investable Total Return Index posted a 23.63% return for the same period.

                           Regional Recovery Continues

Latin America has staged a remarkable comeback from the days of the 1994-95 Mexican financial crisis. The combination of an improved macroeconomic environment, a favorable flow of funds, and generally attractive starting valuations gave rise to a strong stock market for the six month period, as the following table indicates.

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:    Investment Returns in Latin American Stock Markets
                    for the six months ended April 30, 1997

BAR CHART DATA:

     Argentina              +26.4%
     Brazil                 +39.4%
     Chile                  + 4.9%
     Colombia               +28.7%
     Mexico                 +17.5%
     Peru                   +18.8%
     Venezuela              + 6.6%
     IFC Latin America
     Investable Index       +23.7%

Source: IFC Emerging Markets Database.

Past performance is no indication of future results.

Brazil was the best performing Latin American stock market during the first half of the Fund's fiscal year, with a 39.4% total return. Brazil is also the Fund's largest country weighting, accounting for 49% of equity assets. This exposure contributed significantly to the Fund's investment returns. The Fund is also overweight versus the IFC Index in Argentina, due principally to the major investment the Fund has made in Argentine oil and gas companies. The 26.4% return of the Argentine equity market was an additional source of investment performance for the Fund over the six months.

Chile once again underperformed all of the other country components of the IFC Latin America Investable Index, and our underweight exposure to that market was a positive factor for Fund performance. While the Fund has had a low exposure to Chilean companies over the years due to valuation considerations, price weakness for some Chilean stocks associated with 1996 year-end tax loss selling presented us with an opportunity to add selectively to the Fund's investments in that country. The Fund's country allocations on April 30, 1997 are shown in the accompanying table. For comparison purposes, we also show the country weightings for the IFC Latin America Investable Index.

                         6 -- Scudder Latin America Fund

                            Fund           IFC Index
    Country              Weighting*        Weighting
------------------------------------------------------
  Argentina                 17%              11%

  Brazil                    49%              38%

  Chile                      2%              15%

  Colombia                   1%               4%

  Mexico                    28%              27%

  Peru                       2%               3%

  Venezuela                  1%               2%
------------------------------------------------------

* Excludes Fund assets in cash equivalents.

                   Outlook: Favorable Investment Fundamentals

One legacy of the Mexican peso crisis is that governments are paying far more attention to the financing of current account deficits, the health of their commercial banking systems, and the necessity of encouraging higher rates of domestic savings. It is little wonder that investors' perceptions of Latin American risk have changed dramatically in the past few years.

With inflation falling across the region and large sectors of most Latin American economies freed from governmental managerial control, business and consumer confidence is also on the rise. This is, to be sure, mirrored in the bullish behavior of stock markets. But of greater long-term significance, with an increasing number of corporations now enjoying access to cheaper and longer-term capital than global markets were willing to provide just a few years ago, capital spending is on a sharp upturn and investment-driven economic growth seems assured for most countries.

------------------------------------------------------
Economic Growth Forecasts (GDP)
------------------------------------------------------

  Country             1996        1997*      1998*
------------------------------------------------------

  Argentina           4.4%        5-6%        4-5%

  Brazil              2.9%        4-5%        4-5%

  Chile               7.2%        5-6%        5-6%

  Colombia            2.1%        3-4%        4-5%

  Mexico              5.1%        5-6%        4-5%

  Peru                2.8%        4-5%        4-5%

  Venezuela          (1.6%)       4-5%        5-6%
------------------------------------------------------

* Estimated. Estimates may prove inaccurate and, even if accurate, may not correlate with market activity. Source: Scudder Latin America Group.

Latin America truly appears to be marching to a different drummer. For the first time in decades, sound money, low inflation, falling interest rates, and healthy growth dominate most forecasts. With country risk considerations of diminishing importance, investors are now concentrating on company-specific issues such as cash flow, balance sheets, corporate fundamentals, and earnings growth. This approach is consistent with our


                         7 -- Scudder Latin America Fund
portfolio management style of focusing on quality companies with a record of reinvesting their cash flow in their businesses at attractive rates of return.

We believe the outlook for the region is bright. Most countries are now growing at rates sufficient to absorb the annual increase in the workforce and to redress problems of low per capita incomes. Few countries, however, are growing at their full potential due to inadequate rates of savings and investment. Underinvestment and low savings rates are structural problems which are now being addressed by governments but, where the solution is inherently a long-term proposition.

Sincerely,

Your Portfolio Management Team

/s/Edmund B. Games, Jr.          /s/Tara C. Kenney
Edmund B. Games, Jr.             Tara C. Kenney

/s/Paul H. Rogers
Paul H. Rogers


                         8 -- Scudder Latin America Fund

                    Investment Portfolio as of April 30, 1997

                                                                                             Principal               Market
                                                                                          Amount (U.S.$)            Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 5.6%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 4/30/97 at 5.375%, to be
  repurchased at $50,835,589 on 5/1/97, collateralized by a $48,888,000 U.S. Treasury                              -----------
  Note, 7.75%, 1/31/00 (Cost $50,828,000) ................................................    50,828,000            50,828,000
                                                                                                                   -----------
Commercial Paper 2.2%
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   -----------
Ford Motor Credit Co. Discount Note, 5/21/97 (Cost $19,939,111) ..........................    20,000,000            19,939,111
                                                                                                                   -----------
                                                                                                Shares
------------------------------------------------------------------------------------------------------------------------------
Equity Securities 92.2%
------------------------------------------------------------------------------------------------------------------------------
Argentina 15.9%
Astra CAPSA (Petroleum company) ..........................................................     6,483,630            11,218,307
BI S.A. "A" (Venture capital company) (b) ................................................     3,000,000             3,330,900
Bagley y Cia Ltd. S.A."B" (Producer of cookies and biscuits) .............................     2,868,651             5,881,587
Nobleza Piccardo (Tobacco company) .......................................................     1,396,026             7,190,577
Perez Companc S.A. "B" (Industrial conglomerate) .........................................     3,502,440            28,408,908
Quilmes Industrial S.A. (Leading beer distributor) .......................................       897,000             8,297,250
Quilmes Industrial S.A. (ADR) ............................................................       518,500             5,768,313
Telecom Argentina S.A. "B" (Telecommunication services) ..................................     1,851,099             9,164,269
Telecom Argentina S.A. (ADR) .............................................................       100,000             5,000,000
Telefonica de Argentina S.A. "B" (Telecommunication services) ............................     1,502,068             4,987,589
Telefonica de Argentina S.A. (ADR) .......................................................       200,000             6,650,000
YPF S.A. "D" (ADR) (Petroleum company) ...................................................     1,750,000            48,343,750
                                                                                                                   -----------
                                                                                                                   144,241,450
                                                                                                                   -----------
Brazil 45.2%
Aracruz Celulose S.A. (ADR) (Producer of eucalyptus kraft pulp) ..........................       400,400             7,557,550
Banco Bradesco S.A. (pfd.) (Commercial bank) ............................................. 3,011,277,111            24,918,180
Banco Itau S.A. (pfd.) (Bank) ............................................................    63,009,600            34,068,851
Centrais Electricas Brasileiras S/A "B" (pfd.) (Electric utility) ........................    60,000,000            27,984,390
Centrais Eletricas de Santa Catarina S.A. "B" (pfd.) (Electric power distributor) ........     1,495,000             2,108,703
Companhia Cervejaria Brahma (pfd.) (Leading beer producer and distributor) ...............    53,026,569            36,075,718
Companhia Energetica de Minas Gerais (pfd.) (Electric power utility) .....................   780,875,000            35,612,805
Companhia Paranaense de Energia (pfd.) (Electric utility) ................................    40,000,000               622,502
Companhia Paranaense de Energia (voting) .................................................   503,400,400             7,758,458
Companhia Petroquimica do Sul S.A. (voting) (Chemical producer) ..........................    53,808,000             2,327,489
Companhia Siderurgica Paulista "B" (pfd.) * (Steel producer) .............................     3,066,700             2,105,121
Companhia Suzano de Papel e Celulose S.A. (pfd.) (Paper products) ........................     2,160,840             4,734,362
Companhia Vale do Rio Doce (pfd.) (Diverse mining and industrial complex) ................     1,170,800            29,670,469


    The accompanying notes are an integral part of the financial statements.



                         9 -- Scudder Latin America Fund

                                                                                                                     Market
                                                                                               Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------
Empresa Brasileira de Compressores S.A. (pfd.) (Manufacturer of compressors) .............     2,592,000             1,218,675
Industrias Klabin de Papel e Celulose S/A (pfd.) (Producer of paper products, newsprint,
  and cardboard boxes) ...................................................................     7,789,000             8,056,702
Investimentos Itau S/A (pfd.) (Diversified holding company involved in finance, chemicals,
  electronics and wood products) .........................................................     7,081,000             5,992,665
Lojas Americanas S.A. (voting) (Discount department store chain) .........................   425,608,380             5,322,856
Petroleo Brasileiro S.A. (pfd.) (Petroleum company) ......................................   230,000,000            48,337,957
S/A White Martins (voting) (Chemical company) ............................................     5,390,955            18,350,893
Sadia Concordia S/A (pfd.) (Processed poultry, pork and beef) ............................     7,264,000             6,215,845
Telecomunicacoes Brasileiras S.A. (ADR) (Telecommunication services) .....................       300,000            34,425,000
Telecomunicacoes de Sao Paulo S.A. (pfd.) (Telecommunication services) ...................   130,410,000            37,034,012
Telecomunicacoes do Parana S/A (pfd.) (Telecommunication services) .......................    10,274,986             7,053,213
Usinas Siderurgicas de Minas Gerais S/A (pfd.) (Steel manufacturer) ......................19,000,000,000            22,511,637
                                                                                                                   -----------
                                                                                                                   410,064,053
                                                                                                                   -----------
Chile 1.6%
Compania de Telefonos de Chile, S.A. (ADR) (Telecommunication services) ..................       222,500             7,203,438
Enersis S.A. (ADR) (Generator and distributor of electricity Chile and Argentina) ........       100,000             3,150,000
Santa Isabel S.A. (ADR) (Supermarket chain) ..............................................       160,000             3,900,000
                                                                                                                   -----------
                                                                                                                    14,253,438
                                                                                                                   -----------
Colombia 1.4%
Bavaria S/A (Producer and distributor of beer and other malt beverages, mineral water
  and soft drinks) .......................................................................       901,761             6,783,027
Colombiana de Tabaco S.A. (Tobacco producer) .............................................       821,871             2,511,476
Compania Nacional de Chocolates (Chocolate and coffee producer) ..........................       280,143             2,502,335
Industrias Alimenticias Noel* (Food products company) ....................................       240,000             1,164,405
                                                                                                                   -----------
                                                                                                                    12,961,243
                                                                                                                   -----------
Mexico 25.8%
Apasco, S.A. de C.V. (Cement producer) ...................................................     1,100,000             6,506,009
Cifra S.A. de C.V. "A" (Discount retailer) ...............................................     1,834,857             2,747,725
Cifra S.A. de C.V. "C" ...................................................................    16,002,000            24,527,070
Fomento Economico Mexicano, S.A. de C.V. "B" (Producer of beer and soft drinks) ..........     3,782,000            17,752,293
Grupo Continental, S.A. "B" (Soft drink bottler) .........................................     2,736,700            15,153,187
Grupo Embotelladoras Unidas S.A. de CV "B" (Soft drink producer) .........................     1,879,134             3,736,276
Grupo Financiero Inversiones Bursatiles S.A. "B" (Banking and insurance services) ........     1,652,000             5,654,615
Grupo Herdez S.A. de C.V. "A" (Producer of packaged foods) ...............................     6,952,000             2,755,779
Grupo Industrial Bimbo, S.A. de C.V. "A" (Producer of bread and other baked goods) .......     1,804,000            11,248,751

    The accompanying notes are an integral part of the financial statements.


                        10 -- Scudder Latin America Fund

                                                                                                                     Market
                                                                                               Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------
Grupo Modelo S.A. "C" (Leading brewery) ..................................................     2,642,000            16,025,219
Kimberly Clark de Mexico S.A. de C.V. "A" (Consumer paper products and newsprint) ........     9,200,000            33,458,755
Organizacion Soriana S.A. de C.V. "B" (Retailer) .........................................     6,381,022            13,891,862
Panamerican Beverages Inc. "A" (Soft drink bottler) ......................................       811,600            23,536,400
Pepsi-Gemex S.A. * (Soft drink distributor) ..............................................     6,544,500             3,335,459
Pepsi-Gemex S.A. (ADR)* ..................................................................       529,250             6,152,531
Telefonos de Mexico S.A. de C.V. "L" (ADR) (Telecommunication services) ..................     1,150,000            47,437,500
                                                                                                                   -----------
                                                                                                                   233,919,431
                                                                                                                   -----------
Panama 0.4%
Banco Latinoamericano de Exportaciones, S.A. "E" (Bank) ..................................        82,100             3,766,338
                                                                                                                   -----------
Peru 1.5%
Cementos Lima S.A. "T" (Cement producer) .................................................     1,606,933             2,954,586
Cerveceria Backus & Johnston S.A. "T" (Brewery) ..........................................     5,412,813             4,712,092
Embotelladora Latinoamericana S.A. "T"* (Soft drink bottler) .............................     2,523,955             3,077,994
Industrias Pacocha S.A. "T" (Household products and food producer) .......................     4,574,692             2,489,044
                                                                                                                   -----------
                                                                                                                    13,233,716
                                                                                                                   -----------
Venezuela 0.4%
Mavesa S.A. (ADR) (Food processor) .......................................................       582,875             4,007,266
------------------------------------------------------------------------------------------------------------------------------
Total Equity Securities (Cost $612,172,510)                                                                        836,446,935
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio - 100.0% (Cost $682,939,621) (a)                                                        907,214,046
------------------------------------------------------------------------------------------------------------------------------

    * Non-income producing security.

  (a) The cost for federal income tax purposes was $688,621,654. At April 30, 1997, net unrealized appreciation for all securities based on tax cost was $218,592,392. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $243,154,377 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $24,561,985.

  (b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $3,330,900 (.36% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at April 30, 1997 aggregated $3,000,000. These securities may also have certain restrictions as to resale.

    The accompanying notes are an integral part of the financial statements.


                        11 -- Scudder Latin America Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                              as of April 30, 1997

 Assets
------------------------------------------------------------------------------------------------------------------------------
                  Investments, at market (identified cost $682,939,621) ..................   $ 907,214,046
                  Cash ...................................................................             963
                  Foreign currency holdings, at market (identified cost $170,974) ........         170,976
                  Receivable for investments sold ........................................       2,007,178
                  Receivable for Fund shares sold ........................................       7,338,752
                  Dividends and interest receivable ......................................       5,474,038
                  Deferred organization expenses .........................................           9,657
                  Other assets ...........................................................          22,302
                                                                                             -------------
                  Total assets ...........................................................     922,237,912

 Liabilities
------------------------------------------------------------------------------------------------------------------------------
                  Payable for investments purchased ......................................       4,942,245
                  Payable for Fund shares redeemed .......................................       1,185,831
                  Accrued management fee .................................................         912,990
                  Other payables and accrued expenses ....................................         651,693
                                                                                             -------------
                  Total liabilities ......................................................       7,692,759
                  ----------------------------------------------------------------------------------------
                  Net assets, at market value                                                $ 914,545,153
                  ----------------------------------------------------------------------------------------
 Net Assets
------------------------------------------------------------------------------------------------------------------------------
                  Net assets consist of:
                  Undistributed net investment income ....................................       4,164,818
                  Unrealized appreciation (depreciation) on:
                     Investments .........................................................     224,274,425
                     Foreign currency related transactions ...............................          (4,459)
                  Accumulated net realized loss ..........................................     (61,262,928)
                  Paid-in capital ........................................................     747,373,297
                  ----------------------------------------------------------------------------------------
                  Net assets, at market value                                                $ 914,545,153
                  ----------------------------------------------------------------------------------------
 Net Asset Value
------------------------------------------------------------------------------------------------------------------------------
                  Net Asset Value, offering and redemption price per share
                     ($914,545,153/35,659,395 shares of capital stock outstanding,           -------------
                     $.01 par value, 100,000,000 shares authorized) ......................         $25.65
                                                                                             -------------

    The accompanying notes are an integral part of the financial statements.


                        12 -- Scudder Latin America Fund

                             Statement of Operations

                         six months ended April 30, 1997

 Investment Income
------------------------------------------------------------------------------------------------------------------------------
                  Dividends (net of foreign taxes withheld of $384,439) ..................   $  12,620,499
                  Interest ...............................................................       1,379,310
                                                                                             --------------
                                                                                                13,999,809
                                                                                             --------------
                  Expenses:
                  Management fee .........................................................       4,688,302
                  Services to shareholders ...............................................       1,366,120
                  Custodian and accounting fees ..........................................       1,045,292
                  Directors' fees and expenses ...........................................          26,105
                  Reports to shareholders ................................................         129,525
                  Auditing ...............................................................          43,515
                  Legal ..................................................................           5,698
                  Registration fees ......................................................          74,686
                  Amortization of organization expenses ..................................           7,980
                  Other ..................................................................          33,450
                                                                                             --------------
                                                                                                 7,420,673
                  -----------------------------------------------------------------------------------------
                  Net investment income                                                          6,579,136
                  -----------------------------------------------------------------------------------------

 Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------------------------------
                  Net realized gain (loss) from:
                  Investments ............................................................      12,595,286
                  Foreign currency related transactions ..................................        (373,018)
                                                                                             --------------
                                                                                                12,222,268
                                                                                             --------------
                  Net unrealized appreciation (depreciation) during the period on:
                  Investments ............................................................     145,428,353
                  Foreign currency related transactions ..................................          19,100
                                                                                             --------------
                                                                                               145,447,453
                  -----------------------------------------------------------------------------------------
                  Net gain on investment transactions                                          157,669,721
                  -----------------------------------------------------------------------------------------
                  Net increase in net assets resulting from operations                       $ 164,248,857
                  -----------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.


                        13 -- Scudder Latin America Fund

                       Statements of Changes in Net Assets

                                                                                  Six Months
                                                                                     Ended        Year Ended
                                                                                   April 30,      October 31,
 Increase (Decrease) in Net Assets                                                   1997            1996
------------------------------------------------------------------------------------------------------------------------------
                  Operations:
                  Net investment income ......................................   $  6,579,136    $  7,818,361
                  Net realized gain (loss) from investment transactions ......     12,222,268      (6,217,760)
                  Net unrealized appreciation on investment transactions
                     during the period........................................    145,447,453     136,952,370
                                                                                 --------------  --------------
                  Net increase in net assets resulting from operations .......    164,248,857     138,552,971
                                                                                 --------------  --------------
                  Distributions to shareholders from net investment income ...     (7,655,243)     (4,560,568)
                                                                                 --------------  --------------
                  Fund share transactions:
                  Proceeds from shares sold ..................................    307,985,293     119,002,707
                  Net asset value of shares issued to shareholders in
                     reinvestment of distributions ...........................      7,123,139       4,261,866
                  Cost of shares redeemed ....................................   (179,071,583)   (154,821,892)
                  Redemption fees ............................................         --             226,801
                                                                                 --------------  --------------
                  Net increase (decrease) in net assets from Fund share
                     transactions ............................................    136,036,849     (31,330,518)
                                                                                 --------------  --------------
                  Increase (decrease) in net assets ..........................    292,630,463     102,661,885
                  Net assets at beginning of period ..........................    621,914,690     519,252,805
                  Net assets at end of period (including undistributed net
                     investment income of $4,164,818 and $5,240,925,             --------------  --------------
                     respectively) ...........................................   $914,545,153    $621,914,690
                                                                                 --------------  --------------
 Other Information
------------------------------------------------------------------------------------------------------------------------------
                  Increase (decrease) in Fund shares
                  Shares outstanding at beginning of period ..................     30,148,974      32,011,664
                                                                                 --------------  --------------
                  Shares sold ................................................     12,746,126       6,222,218
                  Shares issued to shareholders in reinvestment of
                     distributions ...........................................        334,106         250,550
                  Shares redeemed ............................................     (7,569,811)     (8,335,458)
                                                                                 --------------  --------------
                  Net increase (decrease) in Fund shares .....................      5,510,421      (1,862,690)
                                                                                 --------------  --------------
                  Shares outstanding at end of period ........................     35,659,395      30,148,974
                                                                                 --------------  --------------


    The accompanying notes are an integral part of the financial statements.


                        14 -- Scudder Latin America Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                               For the Period
                                                                                                                 December 8,
                                                                                                                    1992
                                                         Six Months                                             (commencement
                                                           Ended             Years Ended October 31,          of operations) to
                                                         April 30,                                               October 31,
                                                          1997 (a)      1996 (a)        1995           1994          1993
---------------------------------------------------------------------------------------------------------------------------------
                                                      ---------------------------------------------------------------------------
 Net asset value, beginning of period .............        20.63         16.22         24.44          18.41         12.00
 Income from investment operations:                   ---------------------------------------------------------------------------
 Net investment income (loss) .....................          .20           .25           .09           (.03)          .03
 Net realized and unrealized gain (loss) on
    investment transactions .......................         5.08          4.30         (7.62)          6.10          6.36
                                                      ---------------------------------------------------------------------------
 Total from investment operations .................         5.28          4.55         (7.53)          6.07           6.39
 Less distributions:                                  ---------------------------------------------------------------------------
 From net investment income .......................         (.26)         (.15)           --             --             --
 In excess of net investment income ...............           --            --            --           (.06)            --
 From net realized gains on investment
    transactions ..................................           --            --          (.73)          (.06)            --
                                                      ---------------------------------------------------------------------------
 Total distributions ..............................         (.26)         (.15)         (.73)          (.12)            --
                                                      ---------------------------------------------------------------------------
Redemption fees ...................................           --           .01           .04            .08            .02
                                                      ---------------------------------------------------------------------------
 Net asset value, end of period ...................        25.65         20.63         16.22          24.44          18.41
---------------------------------------------------------------------------------------------------------------------------------
 Total Return (%) .................................        25.85**       28.31        (30.96)         33.43          53.42**

 Ratios and Supplemental Data
 Net assets, end of period ($ millions) ...........          915           622           519            809            261
 Ratio of operating expenses, net to average
    daily net assets (%) ..........................         2.00*         1.96          2.08           2.01           2.00*
 Ratio of operating expenses before expense
    reductions, to average daily net assets (%)....         2.00*         1.96          2.11           2.05           2.69*
 Ratio of net investment income (loss) to
    average daily net assets (%) ..................         1.78*         1.32           .52           (.20)           .44*
 Portfolio turnover rate (%) ......................         21.3*         22.4          39.5           22.4            4.6*
 Average commission rate paid (b) .................       $.0001        $.0001            --             --             --

 (a)  Based on monthly average of shares outstanding during the period.
 (b) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years ending on or after October 31, 1996.
 *    Annualized
 **   Not annualized


                        15 -- Scudder Latin America Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Latin America Fund (the "Fund") is a non-diversified series of Scudder International Fund, Inc. (the "Corporation"). The Corporation is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

   (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

   (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the daily rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest and foreign withholding taxes.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund


                        16 -- Scudder Latin America Fund
utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

As of October 31, 1996, the Fund had a net tax basis capital loss carryforward of approximately $65,670,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2003, ($59,152,000) and October 31, 2004, ($6,518,000), the
respective expiration dates, whichever occurs first.

Redemption Fees. Shares of the Fund may be redeemed at net asset value. However, until September 5, 1996, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 2% of the lower of cost or the current net asset value of the shares was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was included as an addition to paid-in-capital.

Distribution of Income and Gains. Distribution of net investment income is made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Earnings and profits distributed to shareholders on redemption of Fund shares ("tax equalization") may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends paid deduction on its federal tax returns.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated investments, passive foreign investment companies, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.


                        17 -- Scudder Latin America Fund

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Dividend income from certain portfolio companies may fluctuate significantly from year to year due to dividend distribution policies of such companies.

                      B. Purchases and Sales of Securities

For the six months ended April 30, 1997, purchases and sales of investment securities (excluding short-term investments) aggregated $161,389,768 and $71,300,640, respectively.

                               C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 1.25% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 1997, the fee pursuant to the Agreement aggregated $4,688,302.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended April 30, 1997, the amount charged to the Fund by SSC aggregated $1,197,862, of which $194,113 is unpaid at April 30, 1997.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended April 30, 1997, the amount charged to the Fund by STC aggregated $10,656, of which $2,000 is unpaid at April 30, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended April 30, 1997, the amount charged to the Fund by SFAC aggregated $192,588, of which $37,571 is unpaid at April 30, 1997.

The Fund pays each of its Director not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the six months ended April 30, 1997, Directors' fees and expenses aggregated $26,105.

                        D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.


                        18 -- Scudder Latin America Fund

                               E. Lines of Credit

The Fund and several affiliated Funds (the "Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.


                        19 -- Scudder Latin America Fund

                       Report of Independent Accountants

To the Board of Directors of Scudder International Fund, Inc. and to the Shareholders of Scudder Latin America Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Latin America Fund including the investment portfolio, as of April 30, 1997, and the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended and for the year ended October 31, 1996, and the financial highlights for the six months ended April 30, 1997, for each of the three years in the period ended October 31, 1996 and for the period December 8, 1992 (commencement of operations) to October 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Latin America Fund as of April 30, 1997, the results of its operations for the six months then ended, the changes in its net assets for the six months then ended and for the year ended October 31, 1996, and the financial highlights for the six months ended April 30, 1997, for each of the three years in the period ended October 31, 1996 and for the period December 8, 1992 (commencement of operations) to October 31, 1993 in conformity with generally accepted accounting principles.

Boston, Massachusetts                                   COOPERS & LYBRAND L.L.P.
June 16, 1997


                        20 -- Scudder Latin America Fund

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                                  intentionally
                                   left blank.

                        21 -- Scudder Latin America Fund

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                                  intentionally
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                        22 -- Scudder Latin America Fund

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                        23 -- Scudder Latin America Fund

                             Officers and Directors

Daniel Pierce*
Chairman of the Board and Director

Nicholas Bratt*
President and Director

Paul Bancroft III
Director; Venture Capitalist and Consultant

Thomas J. Devine
Director; Consultant

Keith R. Fox
Director; President, Exeter Capital Management Corporation

William H. Gleysteen, Jr.
Director; President, The Japan Society, Inc.


Dudley Ladd*
Director

William H. Luers
Director; President, The Metropolitan Museum of Art

Wilson Nolen
Director; Consultant

Kathryn L. Quirk*
Director, Vice President and Assistant Secretary

Dr. Gordon Shillinglaw
Director; Professor Emeritus of Accounting, Columbia
University Graduate School of Business

Robert W. Lear
Honorary Director; Executive-in-Residence, Visiting Professor,
Columbia University Graduate School of Business

Robert G. Stone, Jr.
Honorary Director; Chairman of the Board and Director, Kirby Corporation

Elizabeth J. Allan*
Vice President

Joyce E. Cornell*
Vice President

Carol L. Franklin*
Vice President

Edmund B. Games, Jr.*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

David S. Lee*
Vice President and Assistant Treasurer

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant Treasurer

Richard W. Desmond*
Assistant Secretary

* Scudder, Stevens & Clark, Inc.

                        24 -- Scudder Latin America Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------

Money Market
------------
   Scudder U.S. Treasury Money Fund
   Scudder Cash Investment Trust

Tax Free Money Market+
----------------------
   Scudder Tax Free Money Fund
   Scudder California Tax Free Money Fund*
   Scudder New York Tax Free Money Fund*

Tax Free+
---------
   Scudder Limited Term Tax Free Fund
   Scudder Medium Term Tax Free Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund
   Scudder California Tax Free Fund*
   Scudder Massachusetts Limited Term
      Tax Free Fund*
   Scudder Massachusetts Tax Free Fund*
   Scudder New York Tax Free Fund*
   Scudder Ohio Tax Free Fund*
   Scudder Pennsylvania Tax Free Fund*

U.S. Income
-----------
   Scudder Short Term Bond Fund
   Scudder Zero Coupon 2000 Fund
   Scudder GNMA Fund
   Scudder Income Fund
   Scudder High Yield Bond Fund

Global Income
-------------
   Scudder Global Bond Fund
   Scudder International Bond Fund
   Scudder Emerging Markets Income Fund

Asset Allocation
----------------
   Scudder Pathway Conservative Portfolio
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio
   Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
   Scudder Balanced Fund
   Scudder Growth and Income Fund

U.S. Growth
-----------
  Value
     Scudder Large Company Value Fund
     Scudder Value Fund
     Scudder Small Company Value Fund
     Scudder Micro Cap Fund

  Growth
     Scudder Classic Growth Fund
     Scudder Large Company Growth Fund
     Scudder Development Fund
     Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
     Scudder Global Fund
     Scudder International Growth
        and Income Fund
     Scudder International Fund
     Scudder Global Discovery Fund
     Scudder Emerging Markets Growth Fund
     Scudder Gold Fund

  Regional
     Scudder Greater Europe Growth Fund
     Scudder Pacific Opportunities Fund
     Scudder Latin America Fund
     The Japan Fund

Retirement Programs
-------------------
   IRA
   SEP IRA
   Keogh Plan
   401(k), 403(b) Plans
   Scudder Horizon Plan *+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
   The Argentina Fund, Inc.
   The Brazil Fund, Inc.
   The First Iberian Fund, Inc.
   The Korea Fund, Inc.
   The Latin America Dollar Income Fund, Inc.
   Montgomery Street Income Securities, Inc.
   Scudder New Asia Fund, Inc.
   Scudder New Europe Fund, Inc.
   Scudder World Income  Opportunities
    Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.



                        25 -- Scudder Latin America Fund

                                Scudder Solutions




Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    AutoBuy

          A convenient investment program in which you designate       Lets you purchase Scudder fund shares
          the purchase details and the bank account, and money is      electronically, avoiding potential mailing delays;
          electronically debited from that account monthly to          designate a bank account and the transaction
          regularly purchase fund shares and "dollar cost average"     details, and money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from that account.
          fewer when it's higher, which can reduce your average
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    AutoSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you designate.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                        26 -- Scudder Latin America Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
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          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
          individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Funds Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Funds Centers. Check for a Funds Center near
          answers to investment questions                        you -- they can be found in the following cities:

          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago           San Francisco
                   Investor.Relations@scudder.com                Boston                New York

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          New From Scudder: Pathway Series

          In a complex financial world, Scudder Pathway Series is a refreshingly simple concept. With one investment, Pathway gives you instant access to broad diversification in U.S. markets and across the globe. Select from four Portfolios -- Conservative, Balanced, Growth, or
          International -- each with a distinct investment objective that can match your goals. Each
          Portfolio, rather than investing in individual securities, invests in carefully selected
          Scudder mutual funds.
------------------------------------------------------------------------------------------------------------------------------
          The share price of each Pathway Series portfolio will fluctuate and the risk associated with each portfolio is determined by the securities held in each underlying Scudder fund. Contact
          Scudder Investor Services, Inc., Distributor, for a prospectus which contains more complete information, including management fees and other expenses. Please read it carefully before you invest or send money.



                        27 -- Scudder Latin America Fund

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER [LOGO]